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                                                                   EXHIBIT 10.10

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                               AMENDMENT AGREEMENT

                                 BY AND BETWEEN

                            MOLL PLASTICRAFTERS GmbH
                        (represented by George T. Votis)

                           G & R GRUNDVERWALTUNG GmbH,
                        (represented by George T. Votis)

                       PLASTICRAFTERS LIMITED PARTNERSHIP,
               (represented by its general partner Textec Plastics
                                      Inc.
                which in turn is represented by George T. Votis)

                          MOLL PLASTICRAFTERS UK, LTD.,
                        (represented by George T. Votis)

                            MR. ADOLF ROBERT HANNING,

                              MR. MICHAEL HANNING,

                       MRS. MARIANNE HANNING, BORN BECKER,
            (represented by Adolf Robert Hanning and Michael Hanning)

                      HANNING-KUNSTSTOFFE BETEILIGUNGS GmbH
                        (represented by George T. Votis)

                         HANNING-KUNSTSTOFFE GmbH & CO.,
              (represented by Hanning-Kunststoffe Beteiligungs GmbH
                which in turn is represented by George T. Votis)

                                "PB" HANNING GmbH
                        (represented by George T. Votis)

                  "PB" HANNING GmBH & CO. HANDELSGESELLSCHAFT,
                        (represented by "PB" Hanning GmbH
                which in turn is represented by George T. Votis)

                              HANNING CORPORATION,
            (represented by Adolf Robert Hanning and Michael Hanning)

                        HANNING PROPERTY ASSOCIATES L.P.
                       (represented by AMH Management Inc.
    which in turn is represented by Adolf Robert Hanning and Michael Hanning)
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                                       and

                              HANNING PLASTIC LTD.
            (represented by Adolf Robert Hanning and Michael Hanning)


WHEREAS, the Parties have on 7th August 1997 entered into the COMBINED SHARE AND ASSET PURCHASE AGREEMENT, Deed Rolls No. 1734/1997 of Notary Dr. Norbert Zimmermann, Dusseldorf (the "Agreement").

WHEREAS, the Parties now by mutual agreement wish to amend the Agreement by entering into this amendment agreement (the "Amendment").

NOW; THEREFORE, the Parties agree as follows:

1. Defined terms used in this Amendment shall have the same meaning as in the Agreement.

2.       The Parties have in Art. B Section 2.4 of the Agreement provided that

                  "The effectiveness of the transfer of the HK-KG-Interests and the HK-Shares is subject to the payment of the Closing Purchase Price and as far as the HK-KG Interests are concerned subject also to the recording of the transfer to Buyer D1 in the Commercial Register."

3. The Parties hereby amend Art. B Section 2.4 of the Agreement and hereby agree that the condition of the recording of the transfer of the HK-KG-Interests to the Buyer D1 in the Commercial Register shall be waived with immediate effect. Accordingly, the effectiveness of the transfer of the HK-KG-Interests to Buyer
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                  D1 shall not be subject to the recording of the transfer of the HK-KG-Interests to the Buyer D1 in the Commercial
                  Register.

4.       The remainder of the Agreement shall not be affected by this Amendment.


New York, this ..... day of September 1997


/s/ George T. Votis
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(George T. Votis)




Paderborn, this 23 day of September 1997


/s/  Adolf Robert Hanning
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(Adolf Robert Hanning)




Paderborn, this 23 day of September 1997


/s/  Michael Hanning
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(Michael Hanning)